OTHER RESERVES (Tables)	12 Months Ended
Dec. 31, 2020
OTHER RESERVES
Schedule of components of other reserves and the movements in other reserves

	Equity	Cash flow
	securities	hedge
	reserve	reserve	Total
Balance at December 31, 2018	$(58,095)	$—	$(58,095)
Net change in fair value	12,238	—	12,238
Transfer of gain on disposal of equity securities at FVTOCI to deficit	(2,065)	—	(2,065)
Balance at December 31, 2019	$(47,922)	$—	$(47,922)
Net change in cash flow hedge reserve	—	(11,964)	(11,964)
Net change in fair value of equity securities at FVTOCI	145,138	—	145,138
Balance at December 31, 2020	$97,216	$(11,964)	$85,252